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Exhibit 10.14

VERINT SYSTEMS INC.

2002 EMPLOYEE STOCK PURCHASE PLAN

1.
Purposes.

        The 2002 Employee Stock Purchase Plan of Verint Systems Inc. (the "Plan") is intended to provide a method whereby employees of Verint Systems, Inc. and its subsidiary and predecessor corporations, if any (hereinafter collectively referred to, unless the context otherwise requires, the "Company"), will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

2.
Definitions.

        (a) "Annualized Base Pay" means: (i) for any Employee who was employed by the Company for an entire twelve-month period ending on the day prior to an Offering Commencement Date, the Employee's total Base Pay for such twelve-month period; or (ii) for any Employee not employed for the entire twelve-month period ending on the day prior to an Offering Commencement Date, the sum of the Base Pay earned in each of the full calendar months prior to the Offering Commencement Date during which the Employee was employed by the Company, divided by the number of full calendar months for which the Employee was employed, multiplied by twelve.

        (b) "Base Pay" means regular straight-time earnings (as the same may be adjusted from time to time) but excluding payments for overtime, shift differentials, incentive compensation, sales commissions, bonuses and other special payments.

        (c) "Common Stock" means the common stock of the Company, par value $.001, or such other class or kind of shares or other securities resulting from the application of Paragraphs 17 or 20.

        (d) "Employee" means any person who is customarily employed for 20 or more hours per week and more than five months in a calendar year by the Company or by a Subsidiary Corporation.

        (e) "Offering Commencement Date" means the applicable date on which an Offering under the Plan commences pursuant to Paragraph 4(a).

        (f) "Offering Termination Date" means the applicable date on which an Offering under the Plan terminates pursuant to Paragraph 4(a).

        (g) "Subsidiary Corporation" means any present or future corporation which (i) is a "subsidiary corporation" as that term is defined in Section 424(f) of the Code and (ii) is designated as a participant in the Plan by the Board of Directors or Committee described in Paragraph 13.

3.
Eligibility.

        (a) Any Employee who shall have completed three (3) months of employment and shall be employed by the Company on the applicable Offering Commencement Date shall be eligible to participate in the Plan.

        (b) Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option to participate in the Plan:

  (i)
  if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary Corporation (for purposes of this Paragraph the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee); or

  (ii)
  which permits his or her rights to purchase stock under all employee stock purchase plans maintained by the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.
Offering Dates.

        (a) The Plan will be implemented by semiannual offerings (referred to herein collectively as "Offerings" and individually as an "Offering") of a maximum aggregate of 1,000,000 shares (subject to adjustment as provided in Paragraph 12(a) and 17) of Common Stock, subject to Paragraph 12, 17 and 22 below, as follows:

  (i)
  Offering I shall commence on each March 1 and terminate on each August 31.

  (ii)
  Offering II shall commence on each September 1 and terminate on each final day of February.

        Participation in any one Offering under the Plan shall neither limit, nor require, participation in any other Offering.

        (b) The first Offering shall commence on the Offering Commencement Date next following the effective date of an initial public offering of shares of the Common Stock pursuant to the filing of a Registration Statement on Form S-1 under the Securities Act of 1933, as amended.

5.
Participation.

        All Employees will become participants in an Offering on the applicable Offering Commencement Date. Payroll deductions, if any, for a participant shall commence on the applicable Offering Commencement Date of the Offering and shall end on the Offering Termination Date of such Offering, unless sooner terminated pursuant to Paragraph 10.

6.
Payroll Deductions.

        (a) Participants may elect to have amounts withheld from their Base Pay by completing an authorization for a payroll deduction ("Authorization") on the form provided by the Company and filing it with the Company's Payroll department. At the time a participant files his or her Authorization for a payroll deduction, the participant shall elect to have deductions made from his or her pay on each payday during the time he or she is a participant in an Offering at the rate of 0, 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his or her Annualized Base Pay. If a participant has not filed an Authorization for a previous Offering or for the applicable Offering at least seven (7) days prior to the applicable Offering Commencement Date, he or she shall be deemed to have filed an Authorization electing to withhold 0% of his or her Annualized Base Pay.

        (b) All payroll deductions made for the participant shall be credited to his or her account maintained by the Company under the Plan. A participant may not make any separate cash payment into such account.

        (c) Except as provided in Paragraph 8(b) or 10, a participant may only make changes to the rate of deduction from his or her Annualized Base Pay, on not more than one occasion during an Offering, by completing a new Authorization on the form provided by the Company and filing it with the Company's Director of Treasury Operations as provided herein. Such new Authorization shall be effective upon the commencement of the first pay period subsequent to its filing. A participant may change his or her Authorization only once during any Offering.

7.
Granting of Option.

        (a) For each of the Offerings, a participating Employee shall be deemed to have been granted an option (the "Option"), on the applicable Offering Commencement Date, to purchase a maximum number of shares of Common Stock equal to an amount determined as follows: 85% of the market value of a share of the Company's Common Stock on the applicable Offering Commencement Date shall be divided into an amount equal to the Authorization the Employee has filed with the Company's payroll department. For all purposes of the Plan, the market value of the Company's Common Stock shall be determined as provided in subparagraph (b) below.

        (b) The purchase price of a share of Common Stock purchased with payroll deductions made during each Offering (the "Option Exercise Price") shall be the lower of:

  (i)
  85% of the last sale price of the Common Stock on the Nasdaq National Market (or on such other national securities exchange on which the Common Stock is then traded) as reported in The Wall Street Journal on the applicable Offering Commencement Date (or on the next regular business date on which shares of Common Stock shall be traded if no shares of Common Stock shall have been traded on such Offering Commencement Date); or

  (ii)
  85% of the last sale price of Common Stock on the Nasdaq National Market (or on such other national securities exchange on which the Common Stock is then traded) as reported in The Wall Street Journal on the applicable Offering Termination Date (or on the next regular business date on which shares of Common Stock shall be traded if no shares of Common Stock shall have been traded on such Offering Termination Date).

8.
Exercise of Options.

        With respect to each Offering during the term of the Plan:

        (a) Unless a participant gives written notice of withdrawal to the Company as provided in Paragraphs 8(b) and 10, his or her Option will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions (without interest) in his or her account maintained by the Company under the Plan at that time will purchase at the applicable Option Exercise Price (but not in excess of the number of shares for which Options have been granted to the Employee pursuant to Paragraph 7(a)), and any excess in his or her account at that time will be returned to him or her, with interest as determined by the Committee prior to each Offering Commencement Date, based on the assumption that such excess comprises funds most recently deducted from the participant's pay; provided that any excess returned on account of fractional shares will not be credited with any interest.

        (b) By written notice to the Director of Treasury Operations of the Company at any time prior to the Offering Termination Date applicable to any such Offering, a participant may elect to withdraw all, but not less than all, of the accumulated payroll deductions in his or her account at such time, with interest as determined by the Committee prior to each Offering Commencement Date.

        (c) Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares shall be returned to an employee without interest promptly following the termination of an Offering.

9.
Delivery.

        As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the certificate or certificates representing the shares of Common Stock purchased upon the exercise of such participant's Option.

10.
Withdrawal.

        (a) As indicated in Paragraph 8(b), a participant may withdraw payroll deductions credited to his or her account with the Company under any Offering at any time prior to the applicable Offering Termination Date by giving written notice of withdrawal to the Director of Treasury Operations. All of the participant's payroll deductions credited to his or her account will be paid to the participant promptly after receipt of such notice of withdrawal and no further payroll deductions will be made from his or her pay during such Offering. The Company may, at its option, treat any attempt by an employee to borrow on the security of accumulated payroll deductions as an election, under Paragraph 8(b), to withdraw such deductions.

        (b) A participant's withdrawal from any Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar Plan which may hereafter be adopted by the Company.

        (c) Upon termination of the participant's employment for any reason, including retirement but excluding death or disability, while in the employ of the Company, the payroll deductions credited to his or her account will be returned to the participant, with interest as determined by the Committee prior to each Offering Commencement Date, or, in the case of his or her death subsequent to the termination of employment, to the person or persons entitled thereto under Paragraph 14.

        (d) Upon termination of the participant's employment because of disability or death, the participant or his or her beneficiary (as defined in Paragraph 14) shall have the right to elect, by written notice given to the Company's Director of Treasury Operations prior to the expiration of the period of 30 days commencing with the date of the disability or death of the participant, either

  (i)
  to withdraw all of the payroll deductions credited to the participant's account under the Plan; or

  (ii)
  to exercise the participant's Option on the Offering Termination Date next following the date of the participant's disability or death for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the participant's account at the date of the participant's disability or death will purchase at the applicable Option Exercise Price, and any excess in such account will be returned to the participant or said beneficiary.

        If no such written notice of election is received by the Director of Treasury Operations, the participant or beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's disability or death and the same will be paid promptly to the participant or said beneficiary with interest as determined by the Committee prior to each Offering Commencement Date.

11.
Interest.

        No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee except under withdrawal as provided under Paragraphs 8(b) and 10 or upon the return of payroll deductions as provided under Paragraphs 8(a) and 12(a). In the event of the return of excess payroll deductions under Paragraphs 8(a) and 12(a), interest thereon, if any, shall be computed assuming that such excess comprises funds most recently deducted from the participant's pay.

12.
Stock.

        (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 1,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 17. If the total number of shares for which Options are exercised in accordance with Paragraph 8 exceeds 1,000,000, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him or her as promptly as possible, with interest on such balance at the rate determined by the Committee prior to each Offering Commencement Date, based on the assumption that such excess comprises funds most recently deducted from the participant's pay.

        (b) The participant will have no interest in Common Stock covered by his or her Option until such Option has been exercised.

        (c) Common Stock to be delivered to a participant under the Plan will be issued in the name of the participant, or, if the participant so directs, by written notice to the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

13.
Administration.

        The Plan shall be administered by the committee appointed by the Board of Directors of the Company to administer the Plan (the committee so designated by the Board of Directors shall hereinafter be referred to as the "Committee"). The officer of the Company charged with day-to-day administration of the Plan shall, for matters involving the Plan, be an ex-officio member of the Committee. The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Committee, subject, however, at all times to the final approval of the Board of Directors of the Company. Such rules may include, without limitation, restrictions on the frequency of changes in withholding rates. Determinations made by the Committee and approved by the Board of Directors of the Company with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered, amended or repealed by the Committee or the Board of Directors of the Company.

14.
Designation of Beneficiary.

        A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the participant prior to the delivery of such shares or cash to the participant. Such designation of beneficiary may be changed by the participant at any time by written notice to the Company's payroll department. Within 30 days after the participant's death, the beneficiary may, as provided in Paragraph 10(d), elect to exercise the participant's Option when it becomes exercisable on the Offering Termination Date of the then current Offering. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death, (of a beneficiary validly designated by the participant under the Plan) and upon and notice of election of the validly designated beneficiary to exercise the participant's Option, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company) the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may determine. No beneficiary shall prior to the death of the participant by whom he or she has been designated acquire any interest in the stock or cash credited to the participant's account maintained by the Company under the Plan.

15.
Transferability.

        Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an Option or to receive stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant otherwise than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 8(b).

16.
Use of Funds.

        All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

17.
Effects of Changes of Common Stock.

        In the event of any changes of outstanding shares of the Common Stock by reason of stock dividends, subdivisions, combinations and exchanges of shares, recapitalizations, mergers in which the Company is the surviving corporation, consolidations, and the like, the aggregate number of and class of shares available under the Plan and Option Exercise Price per share shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional shares which would otherwise become subject to any Options.

18.
Amendment or Termination.

        (a) The Board of Directors of the Company may at any time, and from time to time, modify, terminate or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under (i) Section 423 of the Code, or (ii) under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or any successor provisions ("Rule 16b-3"), or (iii) under any applicable listing requirements, the Board of Directors may not effect such modification or amendment without such approval.

        (b) The termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his or her rights under an Option previously granted to him or her. With the consent of the participant affected, the Board of Directors may amend outstanding Options in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any Options previously granted under the Plan to the extent necessary to ensure the continued qualification of the Plan under Section 423 of the Code and Rule 16b-3.

19.
Notices.

        All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Company's Director of Treasury Operations.

20.
Merger or Consolidation.

        If the Company shall at any time merge into or consolidate with another corporation and the Company is the surviving entity, the holder of each Option then outstanding will thereafter be entitled to receive at the next Offering Termination Date upon the automatic exercise of such Option under Paragraph 8(a) (unless previously withdrawn pursuant to Paragraph 10) for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board of Directors of the Company shall take such steps in connection with such merger or consolidation as the Board of Directors shall deem necessary to assure that the provisions of Paragraph 17 shall thereafter be applicable, as nearly as reasonably practicable, to such securities or property. In the event of a merger or consolidation in which the Company is not the surviving entity, or of a sale of all or substantially all of the assets of the Company, the Plan shall terminate, and all payroll deductions credited to participants' accounts shall be returned to them, with interest as determined by the Committee prior to each Offering Commencement Date; provided, however, that the Board of Directors may, in the event of such merger, consolidation or sale, accelerate the Offering Termination Date of the Offering then in effect and permit participants to purchase shares under the Plan at such accelerated Offering Termination Date.

21.
Approval of Stockholders.

        The Plan has been adopted by the Board of Directors of the Company, but all grants of Options shall be conditional upon the ratification and approval of the Plan by the stockholders of the Company within twelve months after the adoption of the Plan by the Board of Directors.

22.
Registration and Qualification of the Plan Under Applicable Securities Laws.

        Notwithstanding anything to the contrary herein (including Paragraphs 4 and 8 hereof), no Option shall be exercised (and no Offering Period shall terminate) until such time as the Company has qualified or registered the shares which are subject to the Options under all applicable state and federal securities laws to the extent required by such laws. In the event the shares shall not have been so qualified and registered prior the date an offering is scheduled to terminate, the Offering Termination Date shall be the date upon which the registration of the shares and such other qualification shall have become effective; provided, however, that for purposes of Paragraph 6 of the Plan, payroll deductions shall cease on the date the Offering Period was originally scheduled to terminate for the applicable Offering.

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Exhibit 10.14
VERINT SYSTEMS INC.
2002 EMPLOYEE STOCK PURCHASE PLAN